COLUMBIA BALANCED FUND, INC.
                                  (the "Fund")
                Supplement to Prospectuses dated January 1, 2005
                  Replacing Supplement dated September 19, 2005


  The section entitled "MANAGING THE FUND - PORTFOLIO MANAGERS" is replaced with the following:


PORTFOLIO MANAGERS
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Mr. Guy W. Pope and Mr. Jeffrey D. Huffman are responsible for selecting the securities comprising the equity portion of the Fund. Mr. Leonard A. Aplet, Mr. Stephen Peacher and Mr. Ronald B. Stahl have the responsibility for determining the sector emphasis and securities within the fixed income allocation of the Fund. Following is information regarding each of the portfolio managers responsible for security selection within the Fund.

Leonard A. Aplet, a Managing Director of Columbia Management, is a co-manager for the Fund and has co-managed the Fund since October, 1991. Mr. Aplet has been associated with Columbia Management or its predecessors since 1987.

Guy W. Pope, a Senior Vice President of Columbia Management, is a co-manager for the Fund and has co-managed the Fund since 1997. Mr. Pope has been associated with Columbia Management or its predecessors since 1993.

Stephen Peacher, a Managing Director of Columbia Management, is a co-manager for the Fund and has co-managed the Fund since September, 2005. Mr. Peacher has been associated with Columbia Management since April, 2005. Prior to April, 2005, Mr. Peacher was employed by Putnam Investments, where he served as the Chief Investment Officer of the Credit Team for the previous five years.

Ronald B. Stahl, a Portfolio Manager with Columbia Management, is a co-manager for the Fund and has co-managed the Fund since March, 2005. Mr. Stahl has been associated with Columbia Management or its predecessors since 1998.

Jeffrey D. Huffman, a Portfolio Manager with Columbia Management, is a co-manager for the Fund and has co-managed the Fund since December, 2005. Mr. Huffman has been associated with Columbia Management or its predecessors since April, 2000.


SUP-47/93410-1205                                              December 9, 2005